SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8 K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 5, 1999

                                (Date of report)

                             PROTOSOURCE CORPORATION

               (Exact Name of Registrant as Specified in Charter)

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
CALIFORNIA                              33-86242                           77-0190772

(State or Other Jurisdiction      (Commission File Number)                 (IRS Employer
 of Incorporation)                                                         Identification No.)
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                           2800 28TH STREET, SUITE 170

                         SANTA MONICA, CALIFORNIA 90405

                    (Address of Principal Executive Offices)

                                 (310) 314-9801

              (Registrant's telephone number, including area code)

                    ----------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 28, 1999, Protosource Corporation ("Protosource" or the "Company") consummated their acquisition of substantially all of the assets of MicroNet Services, Inc., a Connecticut corporation ("MicroNet"), in exchange for the issuance of 78,810 shares of Protosource Common Stock and $132,500 in cash consideration. The transaction was completed in accordance with the terms of the asset purchase agreement, dated as of October 28, 1999, and effective as of November 1, 1999, between the Company, MicroNet and the shareholders of MicroNet.

         The  assets   purchased  by  Protosource   include  all  of  MicroNet's
subscriber base, consisting of approximately 2900 accounts, as well as its commercial based web hosting business, consisting of approximately 28 accounts, and any intellectual property rights held by MicroNet. The total value of these assets was based upon a pre-determined purchase price per account mutually agreed upon by the Company and MicroNet. As an additional part of the completed transaction, Protosource has hired James Sette, MicroNet's former Chief Executive Officer, as Vice President of Business Development, John Prather, MicroNet's former President, as Director of Operations, and intends to appoint Stuart Rosenkrantz, a shareholder of MicroNet, as a Director of the Company.

ITEM 5.  Other Events.

         On November 3, 1999, and effective as of November 1, 1999, Raymond Meyers resigned from his positions as Chief Executive Officer, President, Chief Financial Officer and Secretary of the Company. In connection with his resignation, the Company has entered into a severance agreement with Mr. Meyers, by which the Company will pay Mr. Meyers $35,000, over a period of no more than six months, and grant him 20,000 options in the Company's common stock. In addition, the Company has entered into a six month consulting agreement with Mr. Meyers, by which the Company will pay Mr. Meyers an hourly rate of $100. Both of these agreements are attached as exhibits hereto.

         Upon Mr. Meyer's resignation, Protosource's shareholders elected William Conis as the Company's new Chief Executive Officer, President, Chief Financial Officer and Secretary, effective November 1, 1999. In connection with his election to these positions, the Company has entered into an employment agreement with William Conis for a term of two years, at a base annual salary of $175,000. Mr. Conis' employment agreement is also attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired

                  To Be Filed By Amendment.

         (B)      PRO FORMA Financial Information

                  To Be Filed By Amendment.


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         (c)      Exhibits

         NUMBER   DESCRIPTION

         10.1 Asset Purchase Agreement, dated as of October 28, 1999, and effective as of November 1, 1999, by and among MicroNet Services, Inc., Kanfer Associates, Denise Rosenkrantz, James
                  M. Sette and Protosource Corporation.

         10.2 Form of Severance Agreement, dated as of November 3, between Protosource Corporation and Raymond Meyers.

         10.3 Form of Consulting Agreement, dated as of November 3, between Protosource Corporation and Raymond Meyers.

         10.4 Form of Employment Agreement, dated as of November 3, between Protosource Corporation and William Conis.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                         PROTOSOURCE CORPORATION

                                                                    (REGISTRANT)

DATE:  NOVEMBER 5, 1999                               /S/WILLIAM CONIS
                                                         William Conis,
                                                         Chief Executive Officer